Exhibit 10(xxiv)

                            DOMINION RESOURCES, INC.

                  STOCK ACCUMULATION PLAN FOR OUTSIDE DIRECTORS


         DOMINION RESOURCES, INC. (the "Company"), hereby adopts the Dominion Resources, Inc. Stock Accumulation Plan for Outside Directors.

         1. Purpose and Background. This Stock Accumulation Plan for Outside Directors (the "Plan") is designed to align the interests of the directors of the Company and certain of its subsidiaries who are not employees of the Company or its subsidiaries more closely with the interests of the Company's shareholders by paying a portion of their compensation in units whose value is based on the value of the Company's common stock. The Plan is intended to advance the interests of the Company by providing these directors with an incentive to remain in the service of the Company and to increase their efforts for the success of the Company.

         2. Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly requires a different meaning:

                (a) Account. Collectively a Participant's Stock Unit Account and Dividend Account.

                (b) Affiliate. Any corporation or business organization that is under common control with the Company (as determined under Code section 414(b) or (c)), or that is a member of an affiliated service group with the Company (as determined under Code section 414(m)).

                (c) Anniversary Date. The twelve-month anniversary of the date on which an Outside Director is first elected or appointed to any Board as an Outside Director. If an Outside Director who has previously received an award under this Plan has a Cessation of Service and is subsequently elected or appointed to a Board, the Anniversary Date for the Outside Director for service after the reelection or reappointment shall be the twelve-month anniversary of the date of the reelection or reappointment.

                (d) Board or Boards. The Dominion Resources Board and the respective boards of directors of the Participating Subsidiaries.

                (e) Cessation of Service. The date on which an Outside Director ceases to be an Outside Director on all of the Boards.

                (f) Change of Control. For purposes of this Plan, a Change of Control means:

                      (i) The acquisition by any unrelated  person of beneficial ownership  (as that term is used for  purposes  of the  Exchange
                Act) of 20% or more of the then outstanding shares of Company Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term "unrelated person" means any person other than (x) the Company and its Subsidiaries, (y) an employee benefit plan or trust of the Company or its Subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Dominion Resources Board in advance of the acquisition, unless the acquisition results in the persons who were directors of the Company before the acquisition ceasing to constitute a majority of the Dominion Resources Board. For purposes of this subsection, a "person" means an individual, entity or group, as that term is used for purposes of the Exchange Act.

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                      (ii)  Approval  by the  shareholders  of the  Company of a
                reorganization,   merger,  consolidation  or  other  transaction
                (collectively a "transaction") with respect to which the persons who were the beneficial owners of the Company Stock and other voting securities of the Company immediately prior to the transaction do not, following the transaction, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of the Company Stock (or the successor corporation) or the combined voting power of the then outstanding voting
                securities  of  the  Company  (or  the  successor   corporation)
                entitled to vote generally in the election of directors.

                      (iii)A liquidation or dissolution of the Company, or a sale or other disposition of all or substantially all of the assets of the Company (other than a transaction in which a Participating Subsidiary ceases to be a Subsidiary).

                      (iv)As a result of any single or combination of the events described in Section 2(f)(i), (ii) or (iii), individuals who, before the first of such events, constituted the Board cease for any reason to constitute at least a majority of the Board within two (2) years of the last such event.

                      (v) With  respect to an Outside  Director  on the board of directors of a Participating Subsidiary, the Participating Subsidiary ceases to be a Subsidiary of the Company, the Outside Director ceases to be a member of all the Boards other than of the Participating Subsidiary, and the terms of the transaction in which the Participating Subsidiary ceased to be a Subsidiary do not provide that the value of the benefits under the Plan for the Outside Director will be guaranteed by the Participating Subsidiary or a successor entity.

                (g) Code. The Internal Revenue Code of 1986, as amended.

                (h) Company. Dominion Resources, Inc., and any successor by merger or otherwise.

                (i) Company Stock. The common stock, no par value, of the Company.

                (j) Disability. A condition, resulting from bodily injury or disease or mental impairment, that renders, and for a six consecutive month period has rendered, an Outside Director unable to perform the duties of a director. Disability shall be determined by a licensed medical physician selected by the Dominion Resources Board.

                (k)  Dividend   Account.   The  book  account   established  and
maintained for each Outside Director to record the conversion of hypothetical dividends and other distributions into Stock Units under Section 4 of the Plan.

                (l) Dominion Resources Board. The board of directors of the Company.

                (m)   Effective Date.  January 1, 1996.

                (n) Exchange Act. The Securities Exchange Act of 1934, as amended.

                (o) Fair Market Value. The average of the closing trading prices of a share of Company Stock, as reported in The Wall Street Journal, on the last trading day of each of the three months immediately preceding the month in which the determination of value is made.

                (p) Outside Director. A director on any one of the Boards who is not an employee of the Company or any of its Subsidiaries or Affiliates.

                                       -2-

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                (q)  Participating  Subsidiary.   Virginia  Electric  and  Power
Company, Dominion Capital, Inc., Dominion Energy, Inc., or any other Subsidiary which is directly and wholly owned by the Company.

                (r) Plan. The Dominion Resources, Inc. Stock Accumulation Plan for Outside Directors.

                (s) Retainer. The annual base retainer paid to all Outside Directors for service on a Board. The term "Retainer" shall not include meeting fees, travel expenses, fees or additional retainer for service on committees of a Board, and fees or additional retainer for service as chairman of a Board. If an Outside Director is serving on more than one Board, the highest annual retainer for any of the Boards shall be used. When an Outside Director is first elected or appointed to a Board, the Retainer shall be the annual retainer payable for a full year, even if the Outside Director serves less than a full year.

                (t) Retirement Date. The later of age 62 or the latest date on which an Outside Director is required to resign from a Board in accordance with the provisions of the directors' retirement policy for that Board as in effect from time to time (if the Outside Director is a member of more than one Board, the latest date for resignation on any of the Boards shall be used).

                (u) Rule 16b-3. Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) or any amendments to Rule 16b-3 enacted after the Effective Date.

                (v) Stock Unit. A hypothetical share of Company Stock. Each Stock Unit credited to an Outside Director's Stock Unit Account or Dividend Account shall be deemed to have the same value, from time to time, as a share of Company Stock. Notwithstanding the foregoing, Stock Units shall not confer upon Outside Directors any of the rights associated with Company Stock, including, without limitation, the right to vote or to receive distributions. Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

                (w) Stock Unit Account. The book account established and maintained for each Outside Director to record the Stock Units awarded to an Outside Director under Section 3 of the Plan.

                (x) Subsidiary. Any corporation that is a subsidiary corporation of the Company (as determined under Code section 424(f)).

                (y) Year of Service. A twelve-month period ending on an Anniversary Date during which an Outside Director continuously serves on any of the Boards. An Outside Director shall be credited with a Year of Service in the year in which a Cessation of Service occurs if the period from the last Anniversary Date until Cessation of Service is at least six (6) months.

         3.     Eligibility and Award of Stock Units.

                (a) Each person who is an Outside Director on January 1, 1996 shall receive an award of Stock Units as provided in this Section 3(a). The number of Stock Units granted under the award shall be determined by (i) multiplying the Outside Director's Retainer for 1995 by seventeen (17), and (ii) dividing the result by the Fair Market Value of Company Stock determined as of April 1, 1996.

                (b) Each Outside Director who is first elected or appointed to any of the Boards after the Effective Date shall receive an award of Stock Units as of the date of election or appointment. The number of Stock Units granted under the award shall be determined by (i) multiplying the Outside Director's Retainer for the first year of service on the Board by seventeen (17), and (ii) dividing the result by the Fair Market Value of Company Stock as of the date of election or appointment. An Outside Director who has

                                       -3-

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previously  received  an award of Stock  Units  under the Plan shall not receive another award of Stock Units if the Outside Director is elected to another of the Boards.

                (c) This Section 3(c) shall apply if an Outside Director who has previously received an award under this Plan has a Cessation of Service and subsequently is elected or appointed to any of the Boards. If the Outside Director was not fully vested in both the Stock Unit Account and the Dividend Account at the Cessation of Service, the Outside Director shall receive an award of Stock Units equal to the number of Stock Units in the Outside Director's Account which were not distributable to the Outside Director due to the Cessation of Service. The award shall be allocated between the Outside Director's Stock Unit Account and the Dividend Account in the same amounts as the Stock Units in those Accounts which were not distributable at the Cessation of Service. If the Outside Director was fully vested in both the Stock Unit Account and the Dividend Account at the Cessation of Service, the Outside Director shall not receive any award under this Plan due to the subsequent election or appointment of the Outside Director.

                (d) The Stock Units awarded to an Outside Director under Section 3(a) or (b) shall be credited to the Director's Stock Unit Account. The Stock Units credited to the Stock Unit Account shall vest in accordance with the provisions of Section 5 and shall be payable in accordance with the provisions of Sections 6 and 7.

         4.     Crediting of Dividends.

                (a) The Stock Units credited to each Outside Director's Stock Unit Account and Dividend Account shall be credited with hypothetical cash dividends equal to the cash dividends that are declared and paid with respect to Company Stock. The Company shall determine as of each record date the amount of cash dividends to be paid with respect to a share of Company Stock, and on the payment date of such dividend shall credit an equal amount of hypothetical cash dividends to each Stock Unit credited to an Outside Director's Stock Unit Account and Dividend Account. The total hypothetical cash dividends credited to all Stock Units shall then be converted into Stock Units by dividing such hypothetical cash dividends by the average of the high and low trading prices of a share of Company Stock, as reported in The Wall Street Journal for the last trading day before the day the Company pays dividends with respect to Company Stock.

                (b) The Stock Units credited to each Outside Director's Stock Unit Account and Dividend Account shall be credited to account for any distribution with respect to Company Stock other than cash dividends or stock dividends. The Company shall determine as of each record date the amount of the distribution to be paid with respect to a share of Company Stock, and on the payment date of such distribution shall credit an equal amount of hypothetical distribution to each Stock Unit credited to an Outside Director's Stock Unit Account and Dividend Account. The total hypothetical distribution credited to all Stock Units shall then be converted into a hypothetical cash amount based on the market value of such distribution as determined by the Dominion Resources Board. The hypothetical cash amount shall then be converted into Stock Units by dividing such hypothetical cash amount by the closing trading price of a share of Company Stock, as reported in The Wall Street Journal for the last trading day before the day the Company makes the distribution with respect to Company Stock.

                (c) Stock Units  allocated  to an Outside  Director  pursuant to
Section 4(a) or (b) shall be credited to the Director's Dividend Account. The Stock Units credited to the Dividend Account shall vest in accordance with the provisions of Section 5 and shall be payable in accordance with the provisions of Sections 6 and 7. Hypothetical dividends shall continue to be credited to Stock Units and shall be converted into additional Stock Units pursuant to this
Section 4 until all of the Stock Units credited to an Outside Directors' Stock Unit Account and Dividend Account under the Plan have been distributed.


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         5.     Vesting.

                (a) Except in the case of death, Disability, Change of Control, attainment of Retirement Date or as provided in Section 5(g), an Outside Director shall not be vested in the Stock Unit Account until the completion of ten (10) Years of Service. Except as provided in Section 5(g), an Outside Director shall vest in a portion of the Stock Unit Account in accordance with the following schedule upon completion of the designated Years of Service:

                Years of Service                             Portion Vested
                ----------------                             --------------

                        10                                      10/17ths

                        11                                      11/17ths

                        12                                      12/17ths

                        13                                      13/17ths

                        14                                      14/17ths

                        15                                      15/17ths

                        16                                      16/17ths

                        17                                      17/17ths


                (b) Except in the case of death, Disability, Change of Control, attainment of Retirement Date or as provided in Section 5(g), an Outside Director shall not be vested in the Dividend Account until the completion of ten
(10) Years of Service. Upon completion of ten (10) Years of Service, an Outside Director shall be fully vested in the Dividend Account.

                (c) If an Outside Director has a Cessation of Service on or after the Outside Director's Retirement Date, but before completion of ten (10) Years of Service, the Outside Director shall be fully vested in the Dividend Account and shall be vested in a percentage of the Stock Unit Account equal to the total Years of Service at the Cessation of Service (up to 17) divided by seventeen (17).

                (d) If an Outside Director has a Cessation of Service on account of death or Disability, the Outside Director shall be fully vested in the Dividend Account and shall be vested in a percentage of the Stock Unit Account equal to the total Years of Service at death or Disability (up to 17) divided by seventeen (17).

                (e) After a Change of Control, an Outside Director shall be fully vested in the Dividend Account and shall be vested in a percentage of the Stock Unit Account equal to the total Years of Service at the date on which the Outside Director has a Cessation of Service (up to 17) divided by seventeen
(17).

                (f) An Outside Director will receive credit for Years of Service from the date on which an Outside Director is first elected or appointed to any Board as an Outside Director, including Years of Service before the Effective Date, until a Cessation of Service.

                (g) With respect to an award under Section 3(c), the following provisions shall apply. If the Outside Director had completed less than ten (10) Years of Service at a Cessation of Service, the

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Outside  Director  shall  receive  credit  for the Years of  Service  before the
Cessation of Service and the provisions of Section 5(a)-(f) shall apply. If the Outside Director had completed ten (10) or more Years of Service at the Cessation of Service, the Outside Director shall be fully vested in the Dividend Account and shall vest in a percentage of the Stock Unit Account equal to (i) Years of Service after the award is made under Section 3(c), divided by (ii) seventeen (17) minus the Outside Director's Years of Service at the Cessation of Service.

                (h) An Outside Director who is not vested in the Accounts at a Cessation of Service shall receive no payment from the Plan.

                6.    Form of Payment of Accounts.

                      (a) Except as provided in Section 10(c), if an Outside Director is entitled to receive payment of the Accounts, the Company shall distribute to the Outside Director that number of whole shares of Company Stock equal to the number of Stock Units to be distributed. Except as provided in
Section 10(c), if the Outside Director is entitled to receive payment of only a portion of the total Stock Units credited to the Accounts, the Company will distribute to the Outside Director that number of whole shares of Company Stock that as nearly as possible equals, but does not exceed, the portion of the Stock Units to be distributed.

                      (b) Distributions to an Outside Director shall be made in accordance with one of the payment methods described below as elected by the Outside Director pursuant to Section 6(c):

                     (i)  Single lump sum payment;

                     (ii) Annual installment payments over a term of five (5)
                          years; or

                     (iii)Annual installment payments over a term of (10) years.

The amount of each annual installment payment shall be a pro rata portion of the total number of Stock Units credited to an Outside Director's accounts as of the date on which the installment payment is to be paid. For example, an Outside Director who has elected to receive a distribution of the Accounts in annual installments over five years will be paid one-fifth of the Accounts in the first year, one-fourth of the remaining Accounts in the second year, one-third in the third year, one-half in the fourth year, and the remaining balance of the Accounts in the fifth year.

                      (c) An Outside Director shall elect one of the payment methods described in Section 6(b) within thirty (30) days after the date of receipt of an award of Stock Units under the Plan. The election must be made in writing on a form provided by the Company and must be delivered to the Company. The Outside Director may change the election of a payment method with a subsequent election. To be valid, any subsequent election must be made at least one year prior to the commencement date of a distribution under Section 7. Any election of an optional payment method shall remain in effect until one year after a revocation of the election or a subsequent election is made. If an Outside Director has not elected the method in which the Accounts are to be paid, the Accounts will be paid in a single lump sum payment. Any payment to a beneficiary of an Outside Director shall be a single lump sum payment.

                      (d) Notwithstanding any other provision of this Plan to the contrary, the Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which the Company Stock may then be listed,
(ii) effectiveness of any required registration or other qualification of such shares under any state or federal law or regulation that the Company's counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been fulfilled. Until the

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Outside  Director has been issued a certificate  for the shares of Company Stock acquired, the Outside Director shall possess no shareholder rights with respect to the shares.

                7.    Timing of Payment of Accounts.

                      (a) If an Outside Director has a Cessation of Service for any reason other than death (including resignation, completion of an elected term without reelection, attainment of Retirement Date or Disability), the vested portions of the Accounts (if any) will be or begin to be distributed in the method provided under Section 6 within sixty (60) days following the Cessation of Service.

                      (b) If an Outside Director has a Cessation of Service on account of death, the vested portions of the Accounts will be distributed to the Outside Director's beneficiary in the method provided under Section 6 within sixty (60) days following the date of death.

                8. Stock Reserved for the Plan. The aggregate number of shares of Company Stock authorized for issuance under the Plan is four hundred thousand (400,000), subject to adjustment pursuant to Section 10. Shares of Company Stock delivered hereunder may be either authorized but unissued shares or previously issued shares reacquired and held by the Company.

                9. Fractional Shares. For purposes of determining the number of Stock Units for initial grants under Section 3 and payments under Section 6, fractional Stock Units shall be eliminated by rounding down to the nearest whole Stock Unit. For purposes of crediting dividends under Section 4, vesting under
Section 5, and determining the number of Stock Units in a Participant's Dividend Account, fractional Stock Units shall be maintained.

                10.Effect of Stock Dividends and Other Changes to Company Stock.

                      (a) In the event of a stock dividend, stock split, subdivision or consolidation of shares, spin-off, recapitalization, reorganization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock of the Company to be subject to the Plan, the maximum number of shares which may be delivered under the Plan, and other relevant provisions shall be automatically adjusted, subject to the right of the Dominion Resources Board to make such further adjustment as it shall deem necessary to effect the provisions of this Section 10. If the adjustment would produce fractional shares, the fractional shares shall be eliminated by rounding down to the nearest whole share.

                      (b) If an adjustment is made to stock of the Company under
Section 10(a), Stock Units also shall be automatically adjusted to the same extent as if the Stock Unit were a share of Company Stock. If the adjustment would produce fractional Stock Units, the fractional Stock Units shall be eliminated by rounding down to the nearest whole Stock Unit.

                      (c) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Dominion Resources Board, in its discretion, may declare that all Stock Units granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Dominion Resources Board to hypothetical securities of the resulting corporation to which a holder of the number of shares of Company Stock would be entitled; provided, however, that in the absence of any such determination, the right of an Outside Director to receive shares of Company Stock pursuant to Section 6 of this Plan shall terminate and the Company shall pay such Outside Director any amount payable under the Plan in cash.

                11. Interpretation and Administration of the Plan. This Plan shall be self-administering; provided, however, that to the extent the Plan is not self-administering, the Plan shall be administered, construed and interpreted by the Dominion Resources Board, to the extent permitted by Rule 16b-3. The Dominion Resources Board shall have all powers vested in it by the terms of the Plan. Any decision of the Dominion Resources Board with respect to the Plan shall be final, conclusive and binding upon all Outside Directors and each of the Boards. The Dominion Resources Board may act by a majority of its members, except that the members may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Dominion Resources Board. The Dominion Resources Board may consult with counsel, who may be counsel to the Company, and shall not incur any liability for action taken in good faith in reliance upon the advice of counsel. The Corporate Secretary of the Company shall be authorized to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan, including maintaining records of the Accounts of Outside Directors and arranging for distributions of Accounts.

                12. Outside Director Representations. By participating in the Plan, an Outside Director represents and, if requested by the Company, shall, at or before the time of the issuance of any shares of Company Stock, deliver to the Company a written statement satisfactory in form and content to the Company that the Outside Director intends to hold the shares so acquired for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"). Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the shares to be distributed or to qualify any such shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no shares shall be issued to the Outside Director until the required action has been completed; provided, however, that the Company shall use its reasonable best efforts to take all action necessary to comply with such requirements of law or regulation.

                13. Term of the Plan. The Plan shall become effective as of the Effective Date upon adoption of the Plan by all the Boards; provided, however, such effectiveness shall be subject to the approval of the Plan by the holders of a majority of the voting power of the outstanding shares of the Company Stock within twelve months of adoption by the Boards. The Plan shall terminate on December 31, 2005 as to future grants, but the Boards may terminate the Plan at any time prior to that date by action of all the Boards. Such termination of the Plan by the Boards shall not alter or impair any of the rights or obligations under any award of Stock Units, Stock Unit Account balance, or Dividend Account balance unless the affected Outside Director shall so consent. After termination of the Plan, no Outside Director shall be entitled to receive any further award of Stock Units.

                14. Amendments. By action of all the Boards, the Boards may from time to time make such changes in and additions to the Plan as it may deem appropriate; provided that, if and to the extent required by Rule 16b-3, no change shall be made that changes the class of persons eligible to receive Stock Units, or materially increases the benefits accruing to Outside Directors under the Plan, unless such change is authorized by the shareholders of the Company. To the extent required by Rule 16b-3, the Plan may not be amended more often than every six months. The Boards may unilaterally amend the Plan as they deem appropriate to ensure compliance with Rule 16b-3. Except as provided in the preceding sentence, any change or addition to the Plan shall not, without the consent of any Outside Director who is adversely affected thereby, alter any Stock Unit awards previously made to the Outside Director pursuant to the Plan.

                15.   Rights Under the Plan.

                      (a) The Plan is an unfunded deferred compensation arrangement and there is no fund associated with this Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give an Outside Director any proprietary interest in the Company or any subsidiary, or in any of

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


their assets. An Outside Director shall, for all purposes, be a general creditor of the Company.

                      (b) During the lifetime of an Outside Director, the interests of an Outside Director under the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of the Outside Director's creditors. In the event of an Outside Director's death, an Outside Director's rights and interests under the Plan shall be transferred to the Outside Director's beneficiary.

                16. Beneficiary. An Outside Director may designate in writing on a form provided by and delivered to the Company, one or more beneficiaries (which may include a trust) to receive any payments that may become due under the Plan after the death of the Outside Director. If an Outside Director fails to designate a beneficiary, or no designated beneficiary survives the Outside Director, any payments to be made with respect to the Outside Director after death shall be made to the personal representative of the Outside Director's estate.

                17. Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (d) if to the Company, at its principal business address, to the attention of the Corporate Secretary of the Company; (e) if to any Outside Director, at the last address of the Outside Director known to the sender at the time the notice or other communication is sent.

                18. Interpretation and Construction. This Plan is intended to comply with the provisions of Rule 16b-3 and shall be construed to so comply. The terms of this Plan are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan would cause the Plan to fail to meet the requirements of Rule 16b-3, then that provision of the Plan shall be void and of no effect. To the extent not inconsistent with the requirements of Rule 16b-3, the Plan shall be construed and enforced according to the laws of the Commonwealth of Virginia. Headings and captions are for convenience only and have no substantive meaning. Reference to one gender includes the other, and references to the singular and plural include each other.

                IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 22nd day of April, 1996.



                           DOMINION RESOURCES, INC.


                              /s/LINWOOD R. ROBERTSON
                           By:    LINWOOD R. ROBERTSON

                           Title: Senior Vice President, Treasurer (Chief
                                  Financial Officer) and Corporate Secretary

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